SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event
reported)                                February 15, 2000 (February 7, 2000)
                                         ---------------------------------------


                      AIRPORT SYSTEMS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


              KANSAS                     0-22760              48-1099142
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


11300 West 89th Street, Overland Park, Kansas                          66214
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (913)-495-2614
area code
                                             -----------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

      On February 7, 2000, Airport Systems International, Inc., a Kansas corporation ("ASII"), acquired all of the issued and outstanding shares of common stock, $1.00 par value per share, and certain intangible assets relating to DCI, Inc., a Kansas corporation ("DCI"), from its stockholders, Chris I. Hammond, Larry C. Klusman and William D. Cook (the "Sellers"). DCI is an electrical contract manufacturing company. ASII intends to continue the operations of DCI.

      ASII paid $1,234,000 in cash, issued 150,000 shares of its common stock and delivered a four-year promissory note in the amount of $1,248,000 in consideration for the common stock and intangible assets acquired from Sellers. The total consideration for the acquisition from the Sellers was $2,819,500, plus the assumption of certain debt owed by DCI.

      Immediately following the acquisition of the common stock and intangible assets of DCI, DCI acquired certain assets of KHC of Lenexa, L.L.C., a Kansas limited liability company ("KHC"). KHC was owned by the Sellers and had a leasehold interest in certain real property that was the subject of City of Lenexa, Kansas Variable Rate Demand Industrial Development Revenue Bonds (DCI Project) Series 1998 totaling $2,570,000 and other related documents (the "IRB Documents"). DCI paid $1,290,000 in cash as consideration for the assets acquired from KHC. DCI also assumed certain liabilities and obligations related to the IRB Documents.

      The asset and stock acquisitions were financed through a Loan and Security Agreement entered into by and among ASII, DCI and Bank of America, N.A. ("BOA") as of February 7, 2000, providing, among other things, a revolving loan in the amount of $8,000,000, term loans from BOA in the amount of $1,178,000 and an irrevocable direct-pay letter of credit facility in the amount of $2,599,572.60.

      On February 7, 2000, ASII also entered into a financing arrangement with KCEP Ventures II, L.P., a Kansas limited partnership ("KCEP"). In connection with this arrangement, ASII sold and issued to KCEP 198,413 shares of ASII common stock for $500,000 ($2.52 per share), a convertible subordinated debenture in an amount of $500,000 with a conversion price of $3.00 per share, and a warrant granting KCEP the right to purchase 45,635 shares of ASII common stock for $150,595.50 ($3.30 per share). ASII plans to use the proceeds from the sale of the securities for general working capital purposes and to fund potential future acquisitions in the electrical contract manufacturing business.

      The Stock Purchase Agreement with Sellers, the Asset Purchase Agreement with KHC, the Investment Agreement with KCEP, the Loan and Security Agreement with BOA and the press release issued by ASII in connection with the acquisition and financing are filed as exhibits to this report and are incorporated herein by reference. The description of the acquisition and financing set forth herein does not purport to be complete and is qualified by the provisions of the agreements noted above and attached hereto.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   FINANCIAL   STATEMENTS.   Financial   statements   and  pro  forma
financial   information  will  be  filed  by  amendment  within  the  required reporting period.

      (c)   EXHIBIT.  The following exhibits are filed herewith:

      10.1 Asset Purchase Agreement, dated as of January 10, 2000, by and among Airport Systems International, Inc., KHC of Lenexa, L.L.C., Chris I. Hammond, Larry C. Klusman and William D. Cook.

      10.2 Stock Purchase Agreement, dated as of January 10, 2000, by and among Airport Systems International, Inc., DCI, Inc., Chris I. Hammond, Larry C. Klusman and William D. Cook.

      10.3        Investment  Agreement,   dated  February  7,  2000,  by  and
                  between  KCEP   Ventures   II,  L.P.  and  Airport   Systems
                  International, Inc.

      10.4 Loan and Security Agreement, dated February 7, 2000, by and among Airport Systems International, Inc., DCI, Inc. and Bank of America, N.A.

     10.5 Registration Rights Agreement, dated February 7, 2000, by and among Airport Systems International, Inc., Chris I. Hammond, Larry C. Klusman and William D. Cook.

     10.6 Investor's Rights Agreement, dated February 7, 2000, by and among Airport Systems International, Inc. and KCEP
                  Ventures II, L.P.

     10.7 10% Convertible Subordinated Debenture, due February 7, 2005, dated February 7, 2000.

     10.8         Warrant

     10.9         Letter of Credit, Loan and Security Agreement, dated
                  February 7, 2000, by and among Airport Systems International, Inc., DCI, Inc. and Bank of America, N.A.

      99.1        Press Release dated February 8, 2000.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  February 15, 2000
                                          AIRPORT SYSTEMS INTERNATIONAL, INC.


                                          By:/s/ Thomas C. Cargin
                                             Thomas C. Cargin, Vice President
                                             of Finance and Administration,
                                             Secretary and Principal
                                             Accounting Officer